Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Vikas Mehta, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Annual Report of Anaplan, Inc. on Form 10-K for the year ended January 31, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Anaplan, Inc.

Date: March 23, 2022	By:	/s/ Vikas Mehta
Vikas Mehta Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)